UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2021

SOCIAL CAPITAL SUVRETTA HOLDINGS CORP. III

(Exact name of registrant as specified in its charter)

Commission file number: 001-40560

Cayman Islands	98-1586514
(State of incorporation)	(I.R.S. Employer Identification No.)

2850 W. Horizon Ridge Parkway, Suite 200 Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(650)-521-9008

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value per share	DNAC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 2, 2021, Social Capital Suvretta Holdings Corp. III (the “Company”) consummated its initial public offering (the “IPO”) of 25,000,000 Class A ordinary shares of the Company, par value $0.0001 per share (each, an “Ordinary Share”, and the Ordinary Shares sold in the IPO, the “Public Shares”), including the issuance of 3,000,000 Public Shares as a result of the underwriters’ partial exercise of their over-allotment option, at a price of $10.00 per Public Share, generating gross proceeds (before underwriting discounts and commissions and offering expenses) to the Company of $250,000,000.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-256725):

•	An Underwriting Agreement, dated as of June 29, 2021, between the Company and Morgan Stanley & Co. LLC, attached hereto as Exhibit 1.1;

•	A Letter Agreement, dated as of June 29, 2021, among the Company, the Company’s sponsor, SCS Sponsor III LLC (the “Sponsor”) and the Company’s officers and directors, attached hereto as Exhibit 10.1;

•	An Investment Management Trust Agreement, dated as of June 29, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, attached hereto as Exhibit 10.2;

•	A Registration Rights Agreement, dated as of June 29, 2021, among the Company, the Sponsor and certain other security holders named therein, attached hereto as Exhibit 10.3;

•	An Administrative Services Agreement, dated as of June 29, 2021, between the Company and Social + Capital Partnership, LLC, attached hereto as Exhibit 10.4;

•	A Private Placement Shares Purchase Agreement, dated as of June 29, 2021, between the Company and the Sponsor, attached hereto as Exhibit 10.5; and

•	Indemnity Agreements, each dated June 29, 2021, between the Company and each of its officers and directors, substantially in the form attached hereto as Exhibit 10.6.

Item 3.02	Unregistered Sales of Equity Securities.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 640,000 Ordinary Shares (the “Private Placement Shares”) at a price of $10.00 per Private Placement Share to the Sponsor, generating gross proceeds to the Company of $6,400,000. The Private Placement Shares are identical to the Ordinary Shares sold in the IPO except that (1) they are not, subject to certain limited exceptions, transferable, assignable or salable until 30 days after the completion of the Company’s initial business combination; (2) the holders of the Private Placement Shares are entitled to certain registration rights; and (3) if the Company does not complete its initial business combination within 24 months from the closing of the IPO (subject to certain extensions), the proceeds from the sale of the Private Placement Shares held in the Trust Account (as defined below) will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Shares will be worthless. The issuance of the Private Placement Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2021, in connection with the IPO, Marc Semigran was appointed to the board of directors of the Company (the “Board”). Mr. Semigran serves as chairman of the audit committee, the compensation committee and the nominating and corporate governance committee of the Board. In June 2021, the Sponsor transferred 30,000 Class B ordinary shares of the Company, par value $0.0001 per share, to Mr. Semigran. The Company will reimburse Mr. Semigran for reasonable out-of-pocket expenses incurred in connection with fulfilling his role as a director. Other than the foregoing, Mr. Semigran is not party to any arrangement or understanding with any person pursuant to which he was appointed as a director, nor is he party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03	Amendments to Memorandum and Articles of Association.

On June 29, 2021, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01	Other Events.

A total of $250,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Shares, was placed in a U.S.-based trust account (the “Trust Account”) at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, if any, the funds held in the Trust Account will not be released from the Trust Account until the earliest to occur of: (1) the completion of the Company’s initial business combination; (2) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of the Public Shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of the Public Shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO or during any applicable extension period, subject to applicable law.

On June 30, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 hereto, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of June 29, 2021, between the Company and Morgan Stanley & Co. LLC.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

10.1	Letter Agreement, dated as of June 29, 2021, among the Company, the Sponsor and the Company’s officers and directors.

10.2	Investment Management Trust Agreement, dated as of June 29, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated as of June 29, 2021, among the Company and certain other security holders named therein.

10.4	Administrative Services Agreement, dated as of June 29, 2021, between the Company and Social + Capital Partnership, LLC.

10.5	Private Placement Shares Purchase Agreement, dated as of June 29, 2021, between the Company and the Sponsor.

10.6	Form of Indemnity Agreement, dated June 29, 2021, between the Company and each of its officers and directors.

99.1	Press Release, dated June 30, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCIAL CAPITAL SUVRETTA HOLDINGS CORP. III

By:	/s/ Chamath Palihapitiya
Chamath Palihapitiya
Chief Executive Officer

Dated: July 2, 2021